Exhibit 99.1

This English translation is for convenience purposes only. This is not an official translation and is not binding. Whilst reasonable care and skill have been exercised in the preparation hereof, no translation can ever perfectly reflect the original Hebrew version. In the event of any discrepancy between the Hebrew version and this translation, the Hebrew version shall prevail.

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2023

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Profit or Loss	3

Consolidated Statements of Equity	4-5

Consolidated Statements of Cash Flows	6-7

Notes to Interim Consolidated Financial Statements	8-18

- - - - - - - - - - - - - - - - - - -

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,		December 31,
	2023	2022	2022
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$69,344	$98,439	$94,391
Financial assets at fair value through profit or loss	30,474	84,504	60,152
Rents and other receivables, net	3,107	6,209	3,157
Prepaid expenses and other assets	8,293	4,368	5,073
Due from affiliate	—	1,792	—
Restricted cash	10,217	25,410	20,799
	121,435	220,722	183,572
NON-CURRENT ASSETS
Investment properties	1,578,312	1,554,783	1,699,963
Property plant and equipment - hotels, net	41,115	132,014	41,697
Goodwill	5,436	13,534	5,436
Investment in joint ventures	107,321	247,957	161,486
Restricted cash	35,767	36,996	40,314
	1,767,951	1,985,284	1,948,896
Total assets	$1,889,386	$2,206,006	$2,132,468
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes payable, net	$282,656	$225,265	$273,397
Debentures payable, net	100,667	—	—
Accounts payable and accrued liabilities	20,796	23,080	23,999
Due to affiliates	6,684	12,519	2,976
Other liabilities	28,031	17,148	38,895
Lease obligation	360	360	360
Rental security deposits	1,266	—	1,651
Series A Cumulative Convertible Redeemable Preferred Stock	—	15,233	—
	440,460	293,605	341,278
NON-CURRENT LIABILITIES
Notes payable, net	391,185	499,128	455,036
Debentures payable, net	201,334	315,634	316,276
Lease obligation	9,131	9,043	9,086
Rental security deposits	4,270	6,057	4,840
Other liabilities	16,891	17,000	—
	622,811	846,862	785,238
Total liabilities	1,063,271	1,140,467	1,126,516
EQUITY
Owner's net equity	815,100	1,042,725	993,380
Non-controlling interests	11,015	22,814	12,572
Total equity	826,115	1,065,539	1,005,952
Total liabilities and equity	$1,889,386	$2,206,006	$2,132,468

The accompanying notes are an integral part of the interim consolidated financial statements.

August 14, 2023	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2023	2022	2023	2022	2022
	Unaudited				Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$59,785	$53,710	$29,964	$26,751	$112,900
Tenant reimbursements	6,116	6,204	2,981	3,035	12,328
Hotel revenues	5,478	18,771	2,565	12,854	30,749
Other operating income	1,039	817	552	420	1,892
Total revenues and other income	72,418	79,502	36,062	43,060	157,869

Expenses:
Operating, maintenance, and management fees	(23,226)	(21,444)	(11,599)	(10,971)	(46,901)
Real estate taxes and insurance	(12,260)	(10,103)	(5,843)	(5,079)	(21,133)
Hotel expenses	(3,945)	(12,109)	(1,976)	(6,998)	(19,252)
Total expenses	(39,431)	(43,656)	(19,418)	(23,048)	(87,286)
Gross profit	32,987	35,846	16,644	20,012	70,583

Fair value adjustment of investment properties, net	(93,373)	27,455	(34,429)	17,318	56,913
Depreciation	(629)	(1,587)	(315)	(797)	(2,212)
Equity in (loss) income of unconsolidated joint ventures	(53,021)	17,147	(30,958)	18,303	(19,656)
Asset management fees to affiliate	(7,683)	(6,315)	(3,710)	(3,188)	(13,678)
Impairment charges on goodwill	—	—	—	—	(8,098)
Other operating expenses	—	—	—	—	(2,546)
General and administrative expenses	(3,675)	(2,914)	(2,147)	(1,578)	(4,100)
Operating (loss) profit	(125,394)	69,632	(54,915)	50,070	77,206

Transaction and related costs	—	(108)	—	—	—
Finance income	1,216	94	1,012	48	233
Finance loss from financial assets at fair value through profit or loss, net	(14,012)	(24,416)	(3,977)	(19,282)	(46,389)
Finance expenses	(31,819)	(21,061)	(15,788)	(11,307)	(49,253)
Gain on extinguishment of debt	—	2,367	—	—	2,367
Foreign currency transaction adjustments, net	(3,553)	31,097	(6,272)	23,832	29,038
Net (loss) income before income taxes	$(173,562)	$57,605	$(79,940)	$43,361	$13,202
Income tax provision	(3,662)	—	—	—	(4,924)
Net (loss) income	$(177,224)	$57,605	$(79,940)	$43,361	$8,278

Net (loss) income attributable to owner	$(176,280)	$54,649	$(79,734)	$41,373	$10,304
Net (loss) income attributable to non-controlling interests	(944)	2,956	(206)	1,988	(2,026)
Net (loss) income	$(177,224)	$57,605	$(79,940)	$43,361	$8,278
Total comprehensive (loss) income	$(177,224)	$57,605	$(79,940)	$43,361	$8,278

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions	Retained earnings	Paid-in capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2023	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952
Net loss	—	(176,280)	—	(176,280)	(944)	(177,224)
Total comprehensive loss	—	(176,280)	—	(176,280)	(944)	(177,224)
Distributions to Owner	—	(2,000)	—	(2,000)	—	(2,000)
Non-controlling interest distribution	—	—	—	—	(613)	(613)
Balance at June 30, 2023	$693,554	$78,472	$43,074	$815,100	$11,015	$826,115

	Owner contributions	Retained earnings	Paid-in capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2022	$693,554	$271,448	$43,074	$1,008,076	$26,576	$1,034,652
Net income	—	54,649	—	54,649	2,956	57,605
Total comprehensive income	—	54,649	—	54,649	2,956	57,605
Distribution declared to Owner	—	(20,000)	—	(20,000)	—	(20,000)
Reclassification of redeemable non-controlling interest to liability	—	—	—	—	(6,687)	(6,687)
Non-controlling interest distribution	—	—	—	—	(31)	(31)
Balance at June 30, 2022	$693,554	$306,097	$43,074	$1,042,725	$22,814	$1,065,539

	Owner contributions	Retained earnings	Paid-in capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at April 1, 2023	$693,554	$160,206	$43,074	$896,834	$11,834	$908,668
Net loss	—	(79,734)	—	(79,734)	(206)	(79,940)
Total comprehensive loss	—	(79,734)	—	(79,734)	(206)	(79,940)
Distribution to Owner	—	(2,000)	—	(2,000)	—	(2,000)
Non-controlling interest distribution	—	—	—	—	(613)	(613)
Balance at June 30, 2023	$693,554	$78,472	$43,074	$815,100	$11,015	$826,115

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY (CONTINUED)

	Owner contributions	Retained earnings	Paid-in capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at April 1, 2022	$693,554	$264,724	$43,074	$1,001,352	$27,544	$1,028,896
Net income	—	41,373	—	41,373	1,988	43,361
Total comprehensive income	—	41,373	—	41,373	1,988	43,361
Reclassification of redeemable non-controlling interest to liability	—	—	—	—	(6,687)	(6,687)
Non-controlling interest distribution	—	—	—	—	(31)	(31)
Balance at June 30, 2022	$693,554	$306,097	$43,074	$1,042,725	$22,814	$1,065,539

	Owner contributions	Retained earnings	Paid-in capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited
	U.S. dollars in thousands
Balance at January 1, 2022	$693,554	$271,448	$43,074	$1,008,076	$26,576	$1,034,652
Net income (loss)	—	10,304	—	10,304	(2,026)	8,278
Total comprehensive income (loss)	—	10,304	—	10,304	(2,026)	8,278
Distributions to Owner	—	(25,000)	—	(25,000)	—	(25,000)
Reclassification of redeemable non-controlling interest to liability	—	—	—	—	(6,687)	(6,687)
Non-controlling interests contributions	—	—	—	—	1,569	1,569
Non-controlling interests distribution	—	—	—	—	(6,860)	(6,860)
Balance at December 31, 2022	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2023	2022	2023	2022	2022
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net (loss) income	$(177,224)	$57,605	$(79,940)	$43,361	$8,278
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Equity in loss (income) of unconsolidated joint ventures	53,021	(17,147)	30,958	(18,303)	19,656
Fair value adjustment on investment properties, net	93,373	(27,455)	34,429	(17,318)	(56,913)
Depreciation	629	1.587	315	797	2,212
Impairment charges on goodwill	—	—	—	—	8,098
Other operating expenses	—	—	—	—	2,546
Income tax provision	3,662	—	—	—	4,924
Transaction and related costs	—	108	—	—	—
Gain on extinguishment of debt	—	(2,367)	—	—	(2,367)
Deferred rent	(1,602)	(1,501)	(709)	(450)	(2,758)
Credit loss on financial assets	988	1,227	529	630	2,580
Finance expenses	31,819	21,061	15,788	11,307	49,253
Finance income	(1,216)	(94)	(1,012)	(48)	(233)
Finance loss from financial assets at fair value through profit or loss	14,012	24,416	3,978	19,282	46,389
Foreign currency transaction loss (gain), net	3,553	(31,097)	6,272	(23,832)	(29,038)
	21,015	26,343	10,608	15,426	52,627
Changes in assets and liabilities:
Restricted cash	13,809	(3,688)	(2,264)	(1,352)	(25,258)
Rents and other receivables	(1,053)	(3,941)	(281)	(3,351)	(2,548)
Prepaid expenses and other assets	(2,570)	592	437	1,965	1,371
Accounts payable and accrued liabilities	(7,512)	695	(1,977)	1,333	(5,211)
Rental security deposits	(955)	162	(670)	(727)	596
Due to affiliates	4,070	3,753	3,655	1,774	749
Other liabilities	2,671	(2,216)	(1,706)	699	(757)
Lease incentive additions	(272)	127	(738)	(55)	297
	8,188	(4,516)	(3,544)	286	(30,761)
Net cash provided by operating activities	29,203	21,827	7,064	15,712	21,866
Cash Flows from Investing Activities:
Acquisitions of investment properties	—	—	—	—	(6,691)
Improvements to investment properties	(10,348)	(11,353)	(3,585)	(5,100)	(31,942)
Proceeds from sales of investment properties, net	40,794	9,528	6,655	60	62,816
Proceeds from sale of property plant and equipment	—	—	—	—	88,361
Additions to property plant and equipment - hotels	(46)	(89)	(35)	(32)	(676)
Cash received upon consolidation of PORT II	—	—	—	—	1,473
Investment in unconsolidated joint ventures	—	(22,500)	—	(21,000)	(23,780)
Distribution from unconsolidated joint ventures	1,144	569	—	427	462
Proceeds from the sale of investments in financial assets at fair value through profit or loss	13,557	—	13,557	—	—
Purchase of interest rate caps	(347)	(506)	(347)	—	(556)
Purchase of foreign currency derivatives	(67,140)	—	(37,426)	—	—
Proceeds from disposition of foreign currency derivatives	49,176	—	25,714	—	—
Finance income received	1,195	94	991	49	230
Dividend income received from financial assets at fair value through profit or loss	2,246	5,074	251	479	7,762
Proceeds (funding) for development obligations, net	434	(4,025)	434	(4,025)	(7,934)
Proceeds from advances due from affiliates, net	—	5,247	—	6,448	7,039
Restricted cash (deposited) used for capital expenditures	(281)	1,308	(210)	—	3,949
Net cash provided by (used in) investing activities	30,384	(16,653)	5,999	(22,694)	100,513
The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2023	2022	2023	2022	2022
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from debentures and notes payable	$980	$145,104	$—	$91,346	$188,106
Principal payments on notes payable	(56,922)	(70,685)	(54,081)	(6,549)	(192,268)
Payments of deferred financing costs	(1,602)	(2,829)	(1,130)	(1,968)	(4,770)
Interest paid	(24,419)	(16,121)	(8,495)	(4,999)	(39,874)
Contribution of restricted cash for debt service obligations	—	(22,917)	—	(20,417)	(2,500)
Payment to redeem Series A Cumulative Convertible Redeemable Preferred Stock	—	—	—	—	(16,934)
Non-controlling interests distributions, net	(613)	(31)	(613)	(31)	(8,847)
Non-controlling interests buyout	—	—	—	—	(6,687)
Dividends to Owner	(2,000)	(20,000)	(2,000)	(8,750)	(25,000)
Net cash (used in) provided by financing activities	(84,576)	12,521	(66,319)	48,632	(108,774)
Effect of exchange rate changes on cash and cash equivalents	(58)	(2,471)	(73)	(2,335)	(2,429)
Net (decrease) increase in cash and cash equivalents	(25,047)	15,224	(53,329)	39,315	11,176
Cash and cash equivalents, beginning of period	94,391	83,215	122,673	59,124	83,215
Cash and cash equivalents, end of period	$69,344	$98,439	$69,344	$98,439	$94,391

Supplemental Disclosure of Noncash Activities:

Accrued improvements to investment properties	$1,915	$3,262	$1,915	$3,262	$3,592

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 1:    GENERAL INFORMATION

These financial statements have been prepared in a condensed format as of June 30, 2023 and for the six and three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2022 and for the year then ended and the accompanying notes ("annual financial statements").

The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate equity securities. The Company has three reporting segments: 1) strategic opportunistic properties 2) residential homes and 3) hotel.

As of June 30, 2023, the Company owned eight office properties, one office portfolio consisting of two office buildings and 25 acres of undeveloped land, encompassing, in the aggregate, approximately 3.2 million rentable square feet and these properties were 69% occupied. In addition, the Company owned one residential home portfolio consisting of 2,453 residential homes and encompassing approximately 3.5 million rental square feet and two apartment properties, containing 609 units and encompassing approximately 0.5 million rentable square feet, which were 95% and 93% occupied, respectively. The Company also owned one hotel property with 196 rooms, two investments in undeveloped land with approximately 671 developable acres and one office/retail development property.

Due to rising interest rates, we may experience restrictions in our liquidity based on certain financial covenant requirements, our inability to refinance maturing debt in part or in full as it comes due and higher debt service costs and reduced yields relative to cost of debt. If we are unable to find alternative credit arrangements or other funding in a high interest environment, our business needs may not be adequately met. Based on interest rates as of June 30, 2023, if interest rates were 100 basis points higher or lower during the 12 months ending June 30, 2023, interest expense on our variable rate debt would increase or decrease by $2.8 million and $5.3 million, respectively.

In addition, tenants and potential tenants of the Company’s properties may be adversely impacted by inflation and rising interest rates, which could negatively impact the Company’s tenants’ ability to pay rent and the demand for the Company’s properties. Such adverse impacts on the Company’s tenants may cause increased vacancies, which may add pressure to lower rents and increase the Company’s expenditures for re-leasing.

As of June 30, 2023, the Company had a working capital shortfall amounting to $319.0 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due, given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Furthermore, the Company and its lender are currently negotiating refinancing, as part of which financing agreement drafts have been exchanged by the parties. The Company estimates that said negotiation is expected to be closed during August 2023. Additionally, in July 2023, the Company issued Series C Bonds, refer to Note 7 for further discussion. There are no limitations on the Company’s ability to withdraw funds from the Company’s subsidiaries. The Company expects to generate cash flow from additional asset sales in 2023 and 2024. Accordingly, the Company and the board of directors does not view the working capital shortfall as a liquidity problem.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation of the interim consolidated financial statements:

The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.

Disclosures of new standards in the period prior to their adoption:

Amendments to IAS 1 and IFRS Practice Statement 2 "Disclosure of Accounting Policies":

On February 2021, the IASB issued Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS Practice Statement 2) with amendments that are intended to help preparers in deciding which accounting policies to disclose in their financial statements. The amendments are effective for annual periods beginning on or after 1 January 2023.

Amendment to IAS 8, "Accounting Policies, Changes to Accounting Estimates and Errors":

On February 2021, the IASB issued Definition of Accounting Estimates (Amendments to IAS 8) to help entities to distinguish between accounting policies and accounting estimates. The amendments are effective for annual periods beginning on or after 1 January 2023.

Amendments to IAS 1 - Presentation of Financial Statements

The amendments clarify how to classify debt and other liabilities as current or non-current. The amendments to IAS 1 apply to annual reporting periods beginning on or after January 1, 2024. The company is currently assessing the impact of these amendments. There are currently no other future changes to IFRS with potential impact on the company.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES

As of June 30, 2023, the Company’s investments in unconsolidated entities were composed of the following (dollars in thousands):

	Properties as of June 30, 2023			Investment Balance as of
				June 30,		December 31, 2022
				2023	2022
Joint Venture		Location	Ownership %	(Unaudited)		(Audited)
110 William Joint Venture	1	New York, New York	60.0%	$30,965	$85,058	$47,574
353 Sacramento Joint Venture	1	San Francisco, California	55.0%	40,817	84,714	77,147
Pacific Oak Opportunity Zone Fund I	3	Various	46.0%	35,539	27,356	36,765
PORT II OP LP*	*	*	*	—	50,829	—
				$107,321	$247,957	$161,486

* The Company consolidated the investment in PORT II OP LP as of July 1, 2022.

Equity in (loss) income of unconsolidated joint ventures for the six and three months ended June 30, 2023 and 2022 and the year ended December 31, 2022 was as follows (in thousands):

	Six Months Ended June 30,		Three Months Ended June 30,		Year ended December 31, 2022
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)		(Audited)
110 William Joint Venture	$(16,609)	$(187)	$(12,427)	$(55)	(39,351)
353 Sacramento Joint Venture	(35,185)	(578)	(17,927)	401	(8,146)
Pacific Oak Opportunity Zone Fund I	(1,227)	142	(604)	142	9,551
PORT II OP LP	—	17,770	—	17,815	18,290
Equity in (loss) income of unconsolidated joint ventures	$(53,021)	$17,147	$(30,958)	$18,303	$(19,656)

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

110 William Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak SOR SREF III 110 William, LLC (100%) (in thousands):

	June 30,		December 31,
	2023	2022	2022
	(Unaudited)		(Audited)
Current assets	$7,942	$11,898	$12,483
Non-current assets (investment property)(1)	401,900	461,288	401,900
Current liabilities	355,484	136,011	334,500
Non-current liabilities	2,749	185,230	593

Equity	51,608	151,945	79,290

Equity attributable to equity holders of the Company (based on the waterfall mechanism)	$30,965	$85,058	$47,574
(1) On June 27, 2023, Pacific Oak SOR SREF III 110 William, LLC (the “110 William Joint Venture”) executed a lease for approximately 640,000 square feet of office space in the 110 William Joint Venture’s property. Additionally, on July 5, 2023, the 110 William Joint Venture completed a debt and equity restructuring. Refer to Note 7 for further discussion on the debt and equity restructuring.

	Six Months Ended June 30,		Three Months Ended June 30,		Year ended December 31, 2022
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)		(Audited)
Revenues	$12,938	$13,537	$6,413	$6,853	$26,856
Gross profit	4,477	5,927	2,334	3,059	10,784
Operating (loss) profit *)	(8,837)	5,917	(10,980)	3,049	(49,260)
Net loss *)	(27,029)	(1,052)	(20,112)	(456)	(76,506)
Share of loss from joint venture (based on the waterfall mechanism)	(16,609)	(187)	(12,427)	(55)	(39,351)
*) Includes revaluation of investment properties	$(13,314)	$(11)	$(13,314)	$—	$(60,044)

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

353 Sacramento Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of 353 Sacramento Street, Pacific Oak SOR Acquisition XXIX, LLC (100%) (in thousands):

	June 30,		December 31,
	2023	2022	2022
	(Unaudited)		(Audited)
Current assets	$15,723	$20,963	$19,123
Non-current assets (investment property)	171,726	246,064	233,400
Current liabilities	2,148	3,393	2,318
Non-current liabilities	112,623	111,999	112,256

Equity	72,678	151,635	137,949

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$40,817	$84,714	$77,147

	Six Months Ended June 30,		Three Months Ended June 30,		Year ended December 31, 2022
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)		(Audited)
Revenues	$5,878	$9,319	$2,907	$4,491	$15,156
Gross profit	1,810	2,442	769	748	4,127
Operating (loss) profit *)	(59,859)	2,446	(30,175)	750	(8,475)
Net loss *)	(64,245)	(308)	(31,817)	(717)	(13,978)
Share of (loss) profit from joint venture (Based on the waterfall mechanism)	(35,185)	(578)	(17,927)	401	(8,146)
*) Includes revaluation of investment properties	$(61,679)	$—	$(30,948)	$—	$(12,614)

The Company does not attach the financial statements related to the investments in unconsolidated joint ventures, as the reports do not add more information to the contained above.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 4:    FINANCIAL INSTRUMENTS

The fair value of notes payables as of June 30, 2023 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2022. The fair value of the debentures payable as of June 30, 2023 and December 31, 2022 was approximately $296.4 million (1.2 billion NIS) and $304.8 million (1.2 billion NIS).

The Series B Debentures contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of June 30, 2023, the Company was in compliance with all covenants under the deed of trust of the Series B Debentures; (i) Consolidated Equity Capital of the Company as of June 30, 2023 was $815.1 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 58%; (iii) the Adjusted NOI was $79.7 million for the trailing twelve months ended June 30, 2023; and (iv) the consolidated scope of projects was $0 as of June 30, 2023.
Following June 30, 2023, the Company issued Series C Bonds. Refer to Note 7 for further discussion.
The Company's investments in real estate equity securities are carried at their estimated fair value based on quoted market prices (Level 1) for the securities. Unrealized gains and losses are reported in finance (loss) income from financial assets at fair value through profit or loss.

NOTE 5:    SEGMENT INFORMATION

The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. On July 1, 2022, the Company made a prospective name change to the “Single-Family Homes” segment to “Residential Homes” to reflect the Company’s consolidation of Pacific Oak Residential Trust II, Inc. (“PORT II”) multifamily homes. On September 1, 2022, the Company made a prospective name change to the “Hotels” segment to “Hotel” to reflect the September 1, 2022 disposition of the Springmaid Beach Resort. The selected financial information for the reporting segments as of and for the six and three months ended June 30, 2023 and 2022 and as of and the year ended December 31, 2022 is as follows (in thousands):

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION (CONTINUED)

	June 30, 2023
	Unaudited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total

Investment properties	$1,140,054	$438,258	$—	$1,578,312
Property plant and equipment - hotels, net	$—	$—	$41,115	$41,115
Total assets	$1,388,750	$454,115	$46,521	$1,889,386
Total liabilities	$817,047	$220,514	$25,710	$1,063,271

	June 30, 2022
	Unaudited
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties	$1,255,253	$299,530	$—	$1,554,783
Property plant and equipment - hotels, net	$—	$—	$132,014	$132,014
Total assets	$1,689,318	$365,175	$151,513	$2,206,006
Total liabilities	$910,108	$146,272	$84,087	$1,140,467

	December 31, 2022
	Audited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total

Investment properties	$1,264,526	$435,437	$—	$1,699,963
Property plant and equipment - hotels, net	$—	$—	$41,697	$41,697
Total assets	$1,636,842	$448,210	$47,416	$2,132,468
Total liabilities	$885,342	$214,884	$26,290	$1,126,516

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION (CONTINUED)

	Six months ended June 30, 2023
	Unaudited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
Total revenues and other income	$48,158	$18,782	$5,478	$72,418
Gross profit	$22,059	$9,395	$1,533	$32,987
Finance expenses	$25,533	$5,174	$1,112	$31,819

	Three months ended June 30, 2023
	Unaudited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
Total revenues and other income	$24,153	$9,344	$2,565	$36,062
Gross profit	$11,325	$4,730	$589	$16,644
Finance expenses	$12,756	$2,443	$589	$15,788

	Six months ended June 30, 2022
	Unaudited
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$48,855	$11,876	$18,771	$79,502
Gross profit	$23,653	$5,531	$6,662	$35,846
Finance expenses	$14,795	$3,383	$2,883	$21,061

	Three months ended June 30, 2022
	Unaudited
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$24,238	$5,968	$12,854	$43,060
Gross profit	$11,418	$2,738	$5,856	$20,012
Finance expenses	$8,001	$1,873	$1,433	$11,307

	Year ended December 31, 2022
	Audited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
Total revenues and other income	$96,964	$30,156	$30,749	$157,869
Gross profit	$45,543	$13,543	$11,497	$70,583
Finance expenses	$35,847	$8,955	$4,451	$49,253

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Park Highlands Land

In January 2023, the Company, through an indirect wholly owned subsidiary, entered into a purchase and sale agreement, as amended and extended the closing dates to sell 234 developable acres of undeveloped land located in North Las Vegas, Nevada (“Park Highlands”). The previous anticipated closing dates were December 2022 and 2023 and has been extended to October 2023 and 2024. In return for the extensions, the buyer agreed to release the $17.0 million deposit that had previously been held in escrow, to the Company.

In February 2023, the Company, through a taxable REIT subsidiary, sold approximately 71 developable acres of Park Highlands undeveloped land for an aggregate sales price, of $40.1 million, excluding future development costs, closing costs and credits. The purchaser is not affiliated with the Company or the Advisor. As a result of this sale, the Company recognized an income tax provision of $3.7 million classified as income tax provision in the accompanying consolidated statement of profit or loss and a corresponding deferred tax liability classified as other liabilities in the accompanying statement of financial position.

Real Estate Sale - Madison Square School

In May 2023, the Company, through an indirect wholly owned subsidiary, sold a vacant building within the Madison Square property in Phoenix, Arizona ("Madison Square School") to an unaffiliated third party, for $6.4 million, before closing costs and credits. The fair value of the Madison Square School as of the disposition date was $2.4 million and the sale resulted in a $3.6 million gain recorded as a fair value adjustment of investment properties, net in the accompanying consolidated statements of profit or loss.

Recent Debt Transactions

During the six months ended June 30, 2023, the Company extended the maturity date of the Q&C Hotel Mortgage Loan to January 31, 2024.

During the six months ended June 30, 2023, the Company extended the maturity date of the Georgia 400 Mortgage Loan to May 22, 2024.

During the six months ended June 30, 2023, the Company repaid the Eight & Nine Corporate Centre Mortgage Loan of approximately $47.9 million.

As of the filing date of this interim consolidated financial statements, the Company did not fulfill the obligation to repay the outstanding principal balance of two mortgage loans by the maturity dates. As of June 30, 2023, the combined principal balance of the two mortgages loans was approximately $86.5 million and the fair value of the two mortgaged properties was approximately $125.1 million There are several potential outcomes, including negotiating a modification to the loans, refinancing the loans, or consensual short sales.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 7:    SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the consolidated financial statements are issued.

110 William Property

On July 5, 2023, Company completed a number of transactions associated with the 110 William property, as follows:

Refinancing of the current Senior Debt and the Leasehold Improvement Loan in the Property

Finalizing the refinancing of the senior debt, by way of an engagement in a series of financing agreements in the total amount of approximately USD 316 million, with the current lenders in the Property, for a 3-year period, with two extension options of one year each. Said financing is divided into two components: One component of a senior loan in the amount of approximately USD 239.05 million, carrying an annual interest rate of SOFR+2%, and a second component for completing improvements in the leasehold, with a facility amount of up to approximately USD 66.27 million carrying an annual interest rate of SOFR+3%.

Refinancing of the current Mezz debt using Preferred Equity

Refinancing of the Mezz debt, was closed using preferred equity, which shall be financially subordinate to the funds that the Company has undertaken to invest in the Property. The preferred equity was provided by the Mezz loan lender by assigning Preferred Interests of approximately 22.5% of the preferred interests in the company indirectly holding the property company and carries a surplus yield of 7% per annum (hereinafter: "The Preferred Equity").

The Company has undertaken to invest approximately USD 105 million in the aforementioned property to be gradually invested concurrent with progress in completing the leasehold improvements (as noted in the below Subsection C), in return for the allocation of the balance (77.5%) of the preferred interest in the aforementioned entity, and does not expect to be required to make additional significant investments in the property beyond the aforementioned investment undertaking.

Engagement in an agreement to lease substantially all the vacant spaces in the Property

An engagement in a lease agreement was closed with a municipal entity of New York City (hereinafter: "the Tenant") for the lease of approximately 640.74 thousand square feet in the Property (out of a total of approximately 928.15 thousand square feet in the Property). The Tenant is expected to enter into the Property gradually, in three stages (each including approximately 200 thousand square feet). The three Delivery Stages shall be completed within approximately 26 months after entering into the lease agreement.

Company estimates that the cost of the Leasehold Improvements shall amount to approximately USD 110-136 million.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 7:    SUBSEQUENT EVENTS (CONTINUED)

The annual rental fees, on a monthly basis, are approximately USD 44 per square foot (approximately USD 28 million per year), which shall be increase by approximately USD 4 per square foot every 5 years during the lease period.

The lease period is for 20 years, and the Tenant also has the option of extending the lease period by two additional periods of 5 years each.

Full dilution of the partner's interests in the Property

In light of engaging in the aforesaid agreements, and given the fact that the Company's partner in the Property (40%) has notified that it is unable to participate in the cost of the Leasehold Improvements, an agreement for the sale of the entire holdings of said partner to the Company was closed in consideration of 10% of the future gains generated by the Company from distributions in the Property and/or the sale thereof. The payment of said consideration is contingent upon the Company completing an IRR of at least 17% compared to its investment in the Property and upon having an equity multiplier of at least 2.0.

Series C Bonds

On July 6, 2023, the Company, completed a public offering of 319.6 million Israeli new Shekels (approximately $86.4 million) Series C bonds (the "Series C Bonds"). The Series C Bonds were issued and registered with the Tel Aviv Stock Exchange on July 9, 2023. The terms of the Series C Bonds are governed by a deed of trust, among the Company and the trustee. The notes will bear interest at the rate of 9% per year. The Series C Bonds mature on June 30, 2026 and are collateralized by specified lands in Park Highlands and Richardson.

On July 17, 2023, the Company, issued additional Series C bonds in the amount of 20.7 million Israeli new Shekels par value through a private offering. The private offering Series C bonds were issued at a 1.0% discount, resulting in a total consideration of 20.5 million Israeli new Shekels (approximately $5.6 million). The additional Series C bonds have an equal level of security, pari passu, amongst themselves and between them and the initial Series C bonds, without any right of precedence or preference between any of them.

Dividend Approval

On August 16, 2023, the Company’s board of directors approved a distribution of dividend in the amount of $4.0 million to the Owner.

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